UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 9, 2020
Date of Report (date of earliest event reported)

WORKDAY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

Workday, Inc. (“Workday”) held its Annual Meeting of Stockholders on June 9, 2020 (the “Annual Meeting”). At the Annual Meeting, Workday’s stockholders voted on three proposals, each of which is described in more detail in Workday’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2020. Present at the Annual Meeting in person or by proxy were holders representing 218,450,779 shares of Common Stock, representing 763,966,322 votes and approximately 97.86% of the eligible votes, constituting a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.

The stockholders of Workday voted on the following items at the Annual Meeting:

1.To elect four Class II directors to serve until the 2023 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal;
2.To ratify the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for the fiscal year ending January 31, 2021; and
3.To approve, on an advisory basis, the compensation paid to Workday’s named executive officers.

The nominees for director proposed by Workday were elected to serve until Workday’s 2023 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

Director Name:	Votes For	Votes Withheld	Broker Non-Votes
Michael C. Bush	745,880,473	751,937	17,333,912
Christa Davies	722,493,349	24,139,061	17,333,912
Michael A. Stankey	742,196,224	4,436,186	17,333,912
George J. Still, Jr.	723,147,098	23,485,312	17,333,912

Stockholders ratified the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for Workday’s fiscal year ending January 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
762,323,223	1,466,148	176,951	—

Stockholders approved, on an advisory basis, the compensation paid to Workday’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
720,016,123	26,266,027	360,260	17,333,912

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2020

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer
Executive Vice President, General Counsel and Corporate Secretary